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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): October 12, 1999


                        Pacific Gateway Properties, Inc.
               (Exact Name of Registrant as Specified in Charter)
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           Maryland                   1-8692               04-2816560
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 (State or Other Jurisdiction       (Commission           (IRS Employer
       of Incorporation)           File Number)        Identification No.)


    930 Montgomery Street, Suite 400, San Francisco, CA           94133
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         (Address of Principal Executive Offices)              (Zip Code)


       Registrant's telephone number, including area code: (415) 398-4800


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS

         As disclosed in prior reports filed by Pacific Gateway Properties, Inc. (the "Registrant") pursuant to the Securities Exchange Act of 1934, the Registrant owns general (non-managing) and limited partner interests in Rincon Center Associates ("RCA"), a California limited partnership, totaling approximately 22.8%. On October 12, 1999, several actions were taken relating to RCA.

         On October 12, 1999, the Registrant executed Amendment No. 3 to the Limited Partnership Agreement of RCA (the "Amendment"), which allocated gross income to the Registrant for fiscal year 1999 to the extent that the Registrant had a deficit capital account in RCA. As a result of the Amendment, the Registrant estimates that it incurred a tax gain of approximately $28.4 million. In addition, a loan to RCA from the managing general partner of RCA in the amount of approximately $8.6 million was cancelled, and the agreement obligating the managing general partner to continue making loans to RCA on behalf of the Registrant was terminated. As a result of the Amendment and cancellation of the loan, the Registrant estimates that it incurred a total tax gain of approximately $37.2 million. The Registrant further estimates that the net tax liability after utilizing the Registrant's net operating loss carryover and unused tax credits will amount to approximately $7 million. The Registrant had written off its investment in RCA to zero in 1995, and has fully reserved for the tax liability described above. The Registrant will fund the estimated tax liability from its cash reserves, cash flow from operations, additional borrowing, or a possible asset sale.

         In a separate transaction, RCA completed the disposition of its sole asset, Rincon Center located in San Francisco, California, to an unrelated party on October 12, 1999. RCA's disposition of Rincon Center will have no impact on the Registrant's financial statements. In connection with the disposition, all contingent liabilities were eliminated, pending litigation among the parties involved in Rincon Center were dismissed with prejudice, and mutual settlement and release agreements were executed by all parties. The Registrant and the managing general partner of RCA have agreed to wind up the affairs of RCA partnership on or before December 31, 1999. The winding up of the RCA partnership will have no financial impact on the Registrant's financial statements.

         On October 13, 1999, the Registrant announced the disposition of the Rincon Center and the engagement of a financial advisor to assist the Board of Directors in evaluating various strategic alternatives. A copy of the press release is attached as Exhibit 99 to this Form 8-K.

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ITEM 7.    FINANCIAL INFORMATION, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (c) Exhibits

       EXHIBIT        DESCRIPTION

         99           Press Release, dated October 13, 1999.






                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.


                             PACIFIC GATEWAY PROPERTIES, INC.



Date:  October 19, 1999      By: /s/ Raymond V. Marino
                                 ---------------------------------------------
                                 Name: Raymond V. Marino
                                 Title: President and Chief Executive Officer






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